                                                                  Exhibit 10.12


                      LOAN DOCUMENT MODIFICATION AGREEMENT
                        (NO. 3; DATED AS OF JUNE 1, 1999)

         LOAN DOCUMENT MODIFICATION AGREEMENT dated as of June 1, 1999 by and among SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, Massachusetts 02181, doing business under the name "Silicon Valley East," MOLDFLOW CORPORATION, a Delaware corporation ("MC"), MOLDFLOW INTERNATIONAL PTY. LTD., a corporation organized under the laws of Australia and a wholly-owned subsidiary of MC ("MIPL"), and MOLDFLOW PTY. LTD., a corporation organized under the laws of Australia and a wholly-owned subsidiary of MIPL ("MPL"). MC, MIPL and MPL are sometimes each referred to herein as a "Borrower" and collectively as the "Borrowers."

         1.       REFERENCE TO EXISTING LOAN DOCUMENTS.

         Reference is hereby made to that Loan Agreement dated April 23, 1998 by and among the Bank and the Borrowers, as modified by a certain waiver letter from the Bank dated September 17, 1998 and accepted by the Bank on September 18, 1998, as further amended by Loan Document Modification Agreement No. 2 dated as of November 30, 1998 by and among the Bank and the Borrowers, and as further amended by that certain letter amendment dated January 19, 1999 among the Bank and the Borrowers (with the attached schedules and exhibits, the "CREDIT AGREEMENT") and the Loan Documents referred to therein, including without limitation that certain Amended and Restated Domestic Revolving Line Note of the Borrowers dated November 30, 1998 in the principal amount of $2,650,000 (the "Note"), that certain Amended and Restated Foreign Revolving Line Note of the Borrowers dated November 30, 1998 in the principal amount of $600,000 and the Security Documents referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

         2.       EFFECTIVE DATE.

         This Agreement shall become effective as of June 1, 1999 (the "EFFECTIVE DATE"), provided that the Bank shall have received two copies of this Agreement, duly executed by the Borrowers, with the attached consents of Moldflow (Europe) Ltd., Moldflow Vertriebs GmbH and Moldflow Japan K.K., duly executed thereby, on or before August 27, 1999 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California.

         By the signature of its authorized officer below, each Borrower is hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrowers set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date.

Finally, each Borrower (and each guarantor, signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Credit Agreement and the other Loan Documents.

         3.       DESCRIPTION OF CHANGE IN TERMS.

         As of the Effective Date, the Credit Agreement is modified in the following respects:

                  1. Section 6.7 is hereby amended and restated in its entirety to read as follows:

                  "6.7     QUICK RATIO.  The Borrowers shall maintain as of the
         last day of each fiscal month, a ratio of Quick Assets to Current Liabilities as follows: (a) at least 1.0 to 1.0 through June 30, 1999; and (b) 1.25 to 1.0 thereafter."

                  2. Section 6.9 is hereby amended and restated in its entirety to read as follows:

                  "6.9 PROFITABILITY. The Borrowers shall have (a) minimum Net Income of $100,000 for the quarter ending June 30, 1999; (b) minimum Net Income of $250,000 for the fiscal year ending June 30, 1999; and
         (c) minimum Net Income of $250,000 for the quarter ending September 30, 1999."

                  3. Exhibit D to the Credit Agreement (Compliance Certificate) is hereby amended in the form of Exhibit D attached hereto.

                  4. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

         4.       CONTINUING VALIDITY.

         Upon the effectiveness hereof, (a) each reference in each Security Instrument or other Loan Document to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, each reference in the Credit Agreement and each other Loan Document to the Domestic Revolving Line Note and the Foreign Revolving Line Note shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note, respectively. Except as specifically set forth above, the Credit Agreement and each of the Notes shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and waiver set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

         5.       MISCELLANEOUS.

                  1. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

                  2. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES RELATING TO CONFLICTS OF LAW OR CHOICE OF LAW.

                  3. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

                  4. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                            SILICON VALLEY EAST, a Division
                                              of Silicon Valley Bank

                                            By: /s/ Andrew H. Tsao
                                                ---------------------------
                                                Andrew H. Tsao
                                                Senior Vice President


                                            SILICON VALLEY BANK

                                            By: /s/ illegible
                                                ---------------------------
                                                Name:
                                                Title:
                                                (signed in Santa Clara, CA)


                                            MOLDFLOW CORPORATION

                                            By: /s/ Marc Dulude
                                                ---------------------------
                                                Name:  Marc Dulude
                                                Title: President, CEO


MOLDFLOW INTERNATIONAL PTY.                 MOLDFLOW INTERNATIONAL PTY.
    LTD.                                        LTD.

By: /s/ Marc Dulude                         By: /s/ Suzanne Rogers
    ---------------------------                 ---------------------------
    Name:  Marc Dulude                          Name:  Suzanne Rogers
    Title: Director                             Title: Director


MOLDFLOW PTY. LTD.                          MOLDFLOW PTY. LTD.

By: /s/ Marc Dulude                         By: /s/ Suzanne Rogers
    ---------------------------                 ---------------------------
    Name:  Marc Dulude                          Name:  Suzanne Rogers
    Title: Director                             Title: Director

                                                                      SCHEDULE A

            MODIFICATION OF OR SUPPLEMENTS TO THE DISCLOSURE SCHEDULE

                                      None

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes," "thereof," "therein," "thereunder" or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                                  MOLDFLOW (EUROPE) LTD.

                                                  By:___________________________
                                                      Name:
                                                      Title:

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement," the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes," "thereof," "therein," "thereunder" or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                                 MOLDFLOW VERTRIEBS GmbH

                                                 By:___________________________
                                                     Name:
                                                     Title:

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of June 11, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement," the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes," "thereof," "therein," "thereunder" or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                                 MOLDFLOW JAPAN K.K.

                                                 By:___________________________
                                                     Name:
                                                     Title:

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:        SILICON VALLEY BANK

FROM:      MOLDFLOW CORPORATION

         The undersigned authorized officer of Moldflow Corporation hereby certifies that in accordance with the terms and conditions of the Loan Agreement among Moldflow Corporation, Moldflow International Pty. Ltd. and Moldflow Pty. Ltd., and the Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______with all required covenants except as noted below and
(ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

           PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER
                               "COMPLIES" COLUMN.


REPORTING COVENANT                    REQUIRED                                             COMPLIES

*Monthly financial statements         Monthly within 25 days                        Yes              No
Annual (CPA Audited)                  FYE within 120 days                           Yes              No
10Q and 10K                           Within 5 days after filing with the SEC       Yes              No
*A/R Agings                           Monthly within 25 days                        Yes              No
A/R Audit                             Initial and Semi-Annual                       Yes              No

* when borrowing


FINANCIAL COVENANT                    REQUIRED                                      ACTUAL           COMPLIES

Maintain on a Monthly Basis:
  Minimum Quick Ratio                 0.8:1.0 through 2/28/99;
                                      1.0:1.0 from 3/31/99 through
                                      6/30/99, 1.25:1.0 thereafter               ____:1.0            Yes      No

Maintain on a Quarterly Basis:
  Minimum Tangible Net Worth          $500,000 at 9/30/98                        $_______            Yes      No

Profitability:  Quarterly             $100,000 for quarter ended 6/30/99
                                      $250,000 for quarter ended 9/30/99         $_______            Yes      No

Annually                              $250,000 for FYE 6/30/99                   $_______            Yes      No


COMMENTS REGARDING EXCEPTIONS:  See Attached.


Sincerely,

MOLDFLOW CORPORATION

By:__________________________________
     Name:
     Title:
     Date: